Targa Resources Corp. Subsidiary List

Entity Name	Jurisdiction of Formation
Cedar Bayou Fractionators, L.P.	Delaware
Coast Energy Group LLC	Delaware
DEVCO Holdings LLC	Delaware
Downstream Energy Ventures Co., L.L.C.	Delaware
Gulf Coast Fractionators	Texas
Midstream Barge Company LLC	Delaware
TRI Resources Inc.	Delaware
Targa Canada Liquids Inc.	British Columbia
Targa Capital LLC	Delaware
Targa Co-Generation LLC	Delaware
Targa Downstream GP LLC	Delaware
Targa Downstream LP	Delaware
Targa GP Inc.	Delaware
Targa Gas Marketing LLC	Delaware
Targa Intrastate Pipeline LLC	Delaware
Targa LP Inc.	Delaware
Targa LSNG GP LLC	Delaware
Targa LSNG LP	Delaware
Targa Liquids GP LLC	Delaware
Targa Liquids Marketing and Trade	Delaware
Targa Louisiana Field Services LLC	Delaware
Targa Louisiana Intrastate LLC	Delaware
Targa MLP Capital LLC	Delaware
Targa Midstream Holdings LLC	Delaware
Targa Midstream Services Limited Partnership	Delaware
Targa NGL Pipeline Company LLC	Delaware
Targa North Texas GP LLC	Delaware
Targa North Texas LP	Delaware
Targa Permian GP LLC	Delaware
Targa Permian Intrastate LLC	Delaware
Targa Permian LP	Delaware
Targa Resources Employee Relief Organization	Texas
Targa Resources Finance Corporation	Delaware
Targa Resources GP LLC	Delaware
Targa Resources Holdings GP LLC	Delaware
Targa Resources Holdings LP	Delaware
Targa Resources II LLC	Delaware
Targa Resources Investments Sub Inc.	Delaware
Targa Resources LLC	Delaware
Targa Resources Operating GP LLC	Delaware
Targa Resources Operating LP	Delaware
Targa Resources Partners Finance Corporation	Delaware
Targa Resources Partners LP	Delaware
Targa Resources Texas GP LLC	Delaware
Targa Retail Electric LLC	Delaware
Targa Sparta LLC	Delaware
Targa Straddle GP LLC	Delaware
Targa Straddle LP	Delaware
Targa Texas Field Services LP	Delaware
Targa Transport LLC	Delaware
Targa Versado GP LLC	Delaware
Targa Versado Holdings GP LLC	Delaware
Targa Versado Holdings LP	Delaware
Targa Versado LP	Delaware
Venice Energy Services Company, L.L.C.	Delaware
Venice Gathering System, L.L.C.	Delaware
Versado Gas Processors, L.L.C.	Delaware
Warren Petroleum Company LLC	Delaware